UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 5, 2009

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cypress Semiconductor Corporation announced today that Ahmad Chatila, its Executive Vice President of Memory and Imaging Division, will be leaving the Company to pursue another executive opportunity. Mr. Chatila will be replaced by Dana Nazarian, a 21 year veteran of the Company. A copy of the Company’s press release, dated February 5, 2009, is attached as Exhibit 99.1 and incorporated by reference into this Section 5.02.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company transactions. Not applicable.

(d)	Exhibits.

Exhibit 99.1	Press Release, dated February 5, 2009, titled “Cypress Announces Management Change in Memory and Imaging Division.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: February 5, 2009	By:	/s/ Brad W. Buss
Brad W. Buss Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 5, 2009, entitled “Cypress Announces Management Change in Memory and Imaging Division.”